                                                                    EXHIBIT 10.8


                    MANAGEMENT STOCK SUBSCRIPTION AGREEMENT
                    ---------------------------------------


          MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, dated as of
, 1998, between CDRJ Investments (Lux) S.A., a Luxembourg societe anonyme ("Holding"), and the Purchaser whose name appears on the signature page hereof
---------
(the "Purchaser").
      ---------


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, pursuant to and subject to the terms of the Acquisition Agreement, dated as of January 26, 1998, as amended, by and among Holding, The Gillette Company ("Gillette") and the other parties thereto, Holding acquired,
                   --------
and/or caused certain of its Subsidiaries (as defined herein) to acquire, substantially all of the assets of the worldwide Jafra cosmetics business of Gillette on April 30, 1998 (the "Acquisition");
                                 -----------

          WHEREAS, in connection with the Acquisition and to motivate key employees of Holding and its Subsidiaries, the Board of Directors (the "Board")
                                                                        -----
of Jafra Cosmetics International, Inc., a Delaware corporation (formerly known as CDRJ Acquisition Corporation) and an indirect wholly-owned subsidiary of Holding ("JCI") has, in consultation with the Board of Directors of Holding (the
          ---
"Holding Board"), adopted the Amended and Restated Jafra Cosmetics International
 -------------
Stock Incentive Plan (as the same may be amended from time to time, the "Stock
                                                                         -----
Incentive Plan");
--------------

          WHEREAS, JCI (the "Employer"), and the Purchaser have entered into an
                             --------
Employment Agreement, dated as of Employment Agreement Date (as the same may be amended from time to time, the "Employment Agreement"), providing for, among
                                --------------------
other things, the sale to the Purchaser of shares of the Class A voting shares, par value $2.00 per share, of Holding (the "Common Stock");
                                            ------------

          WHEREAS, at the time of and shortly following the Acquisition, Holding has issued or will issue and sell an aggregate of up to 39,340 shares of Common Stock to certain executive officers and other key employees of Holding or its Subsidiaries (the "Management Investors") pursuant to the terms of substantially
                   --------------------
identical management stock subscription agreements between Holding and each such Management Investor and the Stock Incentive Plan and pursuant to the exemption from the registration require-ments of the Securities Act of 1933, as amended, provided by Rule 701 or Regulation D thereunder;

          WHEREAS, the terms of the offering of the shares of Common Stock and the grant of options to purchase shares of Common Stock to the Management Investors (the "Offering") are set forth in a Confidential Offering Memorandum,
                --------
dated September 10, 1998 (the "Offering Memorandum"), a copy of which has been
                               -------------------
furnished to the Purchaser;

          WHEREAS, the Purchaser desires to subscribe for and purchase from Holding the aggregate number of shares of Common Stock set forth on the signature page hereof (each a "Share" and, collectively, the "Shares"), at a
                               -----                          ------
purchase price of $100 per share;

          WHEREAS, Holding desires to sell the Shares to the Purchaser on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, to implement the foregoing and in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto hereby agree as follows:

          1.  Purchase and Sale of Common Stock.
              ---------------------------------

          (a)  Purchase of Common Stock.  Subject to all of the terms and
               ------------------------
conditions of this Agreement, the Purchaser hereby subscribes for and shall purchase, and Holding shall sell to the Purchaser, the Shares, at a purchase price of $100 per Share, at the Closing provided for in Section 2(a) hereof. Notwithstanding anything in this Agreement to the contrary, Holding shall have no obligation to sell any shares of Common Stock (including the Shares) to (x)
                                                                            -
any person who will not be an employee of Holding or its Subsidiary immediately following the Closing at which such shares of Common Stock are to be sold or (y)
                                                                              -
any person who is a resident of a jurisdiction in which the sale of Common Stock to such person would constitute a violation of the securities, "blue sky" or other laws of such jurisdiction.

          (b)  Consideration.  Subject to all of the terms and conditions of
               -------------
this Agreement, the Purchaser shall deliver to Holding at the Closing referred to in Section 2(a) hereof, immediately available funds in an amount equal to the aggregate purchase price for the Shares to be purchased at such Closing set forth on the signature page hereof.

          2.  Closing.
              -------

          (a)  Time and Place.  Except as otherwise mutually agreed by Holding
               --------------
and the Purchaser, the closing of the purchase and sale of the Shares pursuant to this Agreement shall be held at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York at 10:00 a.m. (New York time) on or about
, 1998 (the "Closing").
             -------

          (b)  Delivery by the Purchaser.  At the Closing, the Purchaser shall
               -------------------------
deliver to Holding the consideration referred to in Section 1(b) hereof.

          (c)  Delivery by Holding.  At the Closing, Holding shall deliver to
               -------------------
the Purchaser (i) a receipt for the consideration received from the Purchaser
               -
and (ii) a stock certificate or an undertaking by Holding to obtain the issuance
     --
of a stock certificate registered in the Purchaser's name and representing the Shares following the completion of the actions to be taken under Section 2(d), which certificate shall bear the legends set forth in Section 3(b).

          (d) Actions Under Luxembourg Law.  Holding shall cause its duly
              ----------------------------
authorized representatives to record the capital increase represented by the purchase of the Shares by the Purchaser in accordance with Luxembourg law and enter the issuance of Purchaser's Shares in the share register of Holding as of the date of the Closing.

          3.   Purchaser's Representations, Warranties and Covenants.
               -----------------------------------------------------

          (a)  Investment Intention.  The Purchaser represents and warrants that
               --------------------
the Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and
                                         --------------
regulations of the Securities and Exchange Commission (the "Commission")
                                                            ----------
thereunder, and in compliance with applicable state securities or "blue sky" laws and foreign securities laws, if any. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of
                                                -
Sections 4 through 8 hereof, inclusive, shall have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective
          --          -
registration statement under the Securities Act, (B) the Purchaser shall have
                                                  -
delivered to Holding an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to Holding, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from
                                                  -
the Commission, reasonably satisfactory to Holding, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant
                                      ---
to registration under any applicable state or foreign securities laws or an exemption therefrom.

          (b)  Legends.  The Purchaser acknowledges that the certificate or
               -------
certificates representing the Shares shall bear the following legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, DATED AS OF
                       , 1998, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH MANAGEMENT STOCK SUBSCRIPTION AGREEMENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE ADVISORY COMMITTEE OF HOLDING. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF APRIL 30, 1998, AMONG HOLDING AND CERTAIN STOCKHOLDERS OF HOLDING, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF THE CURRENT FORM OF WHICH IS ON FILE WITH THE SECRETARY OF THE ADVISORY COMMITTEE OF HOLDING." "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE OR NON-U.S. SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION
                                                        -   -
          IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE
                                               -
          DELIVERED TO HOLDING AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REA-

          SONABLY SATISFACTORY TO HOLDING, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-
                                                                     -
          ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR HOLDING, SHALL HAVE BEEN OBTAINED WITH
          RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO
                                           --
          REGISTRATION UNDER ANY APPLICABLE STATE AND NON-U.S. SECURITIES LAWS
          OR AN EXEMPTION THEREFROM. IF THE PURCHASER IS A CITIZEN OR RESIDENT OF ANY JURISDICTION OTHER THAN THE UNITED STATES, OR THE PURCHASER DESIRES TO EFFECT ANY TRANSFER IN ANY SUCH JURISDICTION, THEN, IN ADDITION TO THE FOREGOING, COUNSEL FOR THE PURCHASER (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO HOLDING) SHALL HAVE FURNISHED HOLDING WITH AN OPINION OR OTHER ADVICE REASONABLY SATISFACTORY TO HOLDING TO THE EFFECT THAT SUCH TRANSFER WILL COMPLY WITH THE SECURITIES LAWS OF SUCH JURISDICTION."

          (c)  Securities Law Matters.  The Purchaser acknowledges receipt of
               ----------------------
advice from Holding that (i) the offer and sale of the Shares hereby have not
                          -
been registered under the Securities Act or any state or foreign securities or "blue sky" laws, (ii) it is not anticipated that there will be any public market
                  --
for the Shares, (iii) the Shares must be held indefinitely and the Purchaser
                 ---
must continue to bear the economic risk of the investment in the Shares unless there is a public market for the Shares and, to the extent required under the Securities Act, the Shares are registered for resale under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule
                                                                     --
144 promulgated under the Securities Act ("Rule 144") is not presently available
                                           --------
with respect to sales of any securities of Holding, and Holding has made no covenant to make Rule 144 available, (v) when and if the Shares may be disposed
                                      -
of without registration in reliance upon Rule 144, such disposition by an affiliate of Holding, within the meaning of Rule 405, can be made only in limited amounts in accordance with the terms and conditions of Rule 144, (vi)
                                                                          --
Holding does not plan to file reports with the Commission or make public information concerning Holding available unless required to do so by law or the terms of its Financing Agreements (as defined below), (vii) if the exemption
                                                       ---
afforded by Rule 144 is not available, sales of the Shares may be difficult to effect because of the absence of public information concerning Holding, (viii) a
                                                                         ----
restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (ix) a notation shall be made in the
                                          --
appropriate
records of Holding indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if Holding should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

          (d)  Compliance with Rule 144.  If any of the Shares are to be
               ------------------------
disposed of in accordance with Rule 144, the Purchaser shall transmit to Holding an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as Holding may reasonably require to assure compliance with Rule 144 in connection with such disposition.

          (e)  Ability to Bear Risk.  The Purchaser represents and warrants that
               --------------------
(i) the financial situation of the Purchaser is such that the Purchaser can
 -
afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Purchaser can afford to suffer the complete loss of the Purchaser's
     --
investment in the Shares.

          (f)  Access to Information.  The Purchaser represents and warrants
               ---------------------
that (i) the Purchaser has carefully reviewed the Offering Memorandum and the
      -
other materials furnished to the Purchaser in connection with the transaction contemplated hereby, (ii) the Purchaser has been granted the opportunity to ask
                      --
questions of, and receive answers from, representatives of Holding concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary to verify the accuracy of the information contained in such materials and (iii) the Purchaser is, and
                                                    ---
will be at the time of the Closing, an officer or key employee of Holding or one of its Subsidiaries.

          (g)  Registration and Participation Agreement.  The Purchaser
               ----------------------------------------
acknowledges and agrees that the Purchaser shall be entitled to the rights and subject to the obligations created under the Registration and Participation Agreement, dated as of April 30, 1998, among Holding and certain other shareholders of Holding (as the same may be amended from time to time, the "Registration and Participation Agreement"), and the Shares shall be deemed to
-----------------------------------------
be "registrable securities," as defined in the Registration and Participation Agreement, in each case, to the extent provided therein.

          (h)  Restrictions on Sale upon Public Offering. The Purchaser
               -----------------------------------------
acknowledges and agrees that, in the event that Holding files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of Common Stock (other than as part of such underwritten public offering), including but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement. The Purchaser further understands and acknowledges that any sale, transfer or other disposition of the Shares by him following any underwritten public offering of the Common Stock will be subject to compliance with, and may be limited under, the federal securities laws and/or state "blue sky" or non-U.S. securities laws.

          (i)  Section 83(b) Election.  The Purchaser agrees that, within 20
               ----------------------
days after a Closing, the Purchaser shall give notice to Holding indicating whether the Purchaser has made or intends to make an election pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased at such Closing. The Purchaser further acknowledges and agrees that, in all circumstances, the Purchaser will be solely responsible for any and all tax liabilities payable by the Purchaser in connection with the Purchaser's purchase or receipt of the Shares or, if the Purchaser is subject to United States federal income tax, attributable to the Purchaser's making or failing to make such an election under section 83(b) of the Code.

          4.  Restrictions on Disposition of Shares.  Neither the Purchaser nor
              -------------------------------------
any of the Purchaser's heirs or representatives shall sell, assign, transfer, pledge or otherwise directly or indirectly dispose of or encumber any of the Shares to or with any other person, firm, trust, association, corporation or entity (including, without limitation, transfers to any other holder of Holding's capital stock, dispositions by gift, by will, by a corporation as a distribution in liquidation or by operation of law other than a transfer of Shares upon the death of the Purchaser by operation of law to the estate of the Purchaser or by will to the beneficiary named therein, provided that such estate
                                                       --------
or beneficiary, whichever is applicable, shall be bound by all of the provisions of this Agreement), except as provided in Sections 5 through 8 hereof, inclusive. The restrictions contained in this Section 4 (x) shall terminate on
                                                          -
the first date sales of Common Stock are made to the public pursuant to an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering") and (y) shall not apply to a sale as part of the Public
----------------        -
Offering or to a sale as part of a "qualifying sale" within the meaning of
Section 4 of the Registration and Participation Agreement.

          5.  Options of Holding and the CD&R Fund Upon Proposed Disposition.
              --------------------------------------------------------------

          (a)  Rights of First Refusal.  If the Purchaser desires to accept an
               -----------------------
offer (which must be in writing and for cash, be irrevocable by its terms for at least 60 days and be a bona fide offer as determined in good faith by the Holding Board) from any prospective purchaser to purchase all or any part of the Shares at any time owned by the

Purchaser, the Purchaser shall give notice in writing to Holding and the Clayton, Dubilier & Rice Fund V Limited Partnership (the "CD&R Fund") (i)
                                                          ---------    -
designating the number of Shares proposed to be sold (the "Offer Shares"),
                                                           ------------
(ii) naming the prospective purchaser of such Shares and (iii) specifying the
 --                                                       ---
price (the "Offer Price") at and terms (the "Offer Terms") upon which the
            -----------                      -----------
Purchaser desires to sell the same. During the 30-day period following receipt of such notice by Holding and the CD&R Fund (the "First Refusal Period"),
                                                  --------------------
Holding shall have the right to purchase from the Purchaser the Offer Shares, at the Offer Price and on the Offer Terms. Holding hereby undertakes to use reasonable efforts to act as promptly as practicable following such notice to determine whether it shall elect to exercise such right. If Holding fails to exercise its right to purchase the Offer Shares within the First Refusal Period, the CD&R Fund shall have the right to purchase the Offer Shares, at the Offer Price and on the Offer Terms, at any time during the period beginning on the earlier of (x) the end of the First Refusal Period and (y) the date of
            -                                           -
receipt by the CD&R Fund of written notice that Holding has elected not to exercise its right to purchase the Offer Shares and ending 30 days thereafter (the "Second Refusal Period"). The rights provided hereunder shall be exercised
      ---------------------
by irrevocable written notice to the Purchaser given at any time during the applicable period. If such right to purchase the Offer Shares is exercised, Holding or the CD&R Fund, as the case may be, shall deliver to the Purchaser a certified or bank check for the Offer Price, payable to the order of the Purchaser, against delivery of certificates or other instruments representing the Offer Shares so purchased, appropriately endorsed by the Purchaser. If such right shall not have been exercised prior to the expiration of the Second Refusal Period, then at any time during the 30 days following the expiration of the Second Refusal Period, the Purchaser may sell the Offer Shares to (but only
to) the intended purchaser named in the Purchaser's notice to Holding and the CD&R Fund at the Offer Price and on the Offer Terms specified in such notice, free of all restrictions or obligations imposed by, and free of any rights or benefits set forth in this Agreement, provided that such intended purchaser
                                      --------
shall have agreed in writing, pursuant to an instrument of assumption satisfactory in substance and form to Holding, to make and be bound by the representations, warranties and covenants set forth in Section 3 hereof, other than those set forth in Sections 3(f)(i), 3(f)(iii) and 3(i) and other than references to Sections 4 through 8 of this Agreement contained in Section 3(a)(i). The right of the Purchaser to sell the Offer Shares set forth in this
Section 5(a), subject to the rights of first refusal set forth in this Section 5(a), shall be suspended during the Option Periods referred to in Section 6 hereof, but the provisions of Section 6 shall not otherwise restrict the ability of the Purchaser to sell the Offer Shares, whether before or after such Option Periods, pursuant to the terms and subject to the restrictions set forth in this
Section 5(a).

          (b)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, the Purchaser may sell his Shares without complying with Section
5(a)
and this Section 5 shall not apply to a sale to the underwriters as part of the Public Offering or at any time thereafter.

          6.  Options Effective on Termination of Employment or Unforeseen
              ------------------------------------------------------------
Personal Hardship of the Purchaser.
----------------------------------

          (a)  Termination of Employment.  If the Purchaser's active employment
               -------------------------
with Holding or any Subsidiary thereof that employs the Purchaser is terminated for any reason whatsoever, Holding shall have an option to purchase all or a portion of the Shares then held by the Purchaser (or, if his employment was terminated by his death, his estate) and shall have 60 days from the date of the Purchaser's termination of employment (such 60-day period being hereinafter referred to as the "First Option Period") during which to give notice in writing
                    -------------------
to the Purchaser (or his estate) of its election to exercise or not to exercise such option, in whole or in part. Holding hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. If Holding fails to give notice that it intends to exercise such option within the First Option Period or Holding gives notice that it does not intend to exercise such option or that it intends to exercise such option with respect to only a portion of the Shares, the CD&R Fund shall have an option to purchase all or a portion of the Shares then held by the Purchaser (or his estate) that will not be repurchased by Holding and shall have until the expiration of the earlier of (x) 60 days following the end of the First Option
                              -
Period or (y) 60 days from the date of receipt by the CD&R Fund of written
           -
notice from Holding indicating whether it will exercise its option to purchase any of the Shares (such 60-day period being hereinafter referred to as the

"Second Option Period"), to give notice in writing to the Purchaser (or his
---------------------
estate) of the CD&R Fund's exercise of its option to purchase all or a portion of the Shares that will not be repurchased by Holding. If Holding and the CD&R Fund do not exercise their respective options to purchase, collectively, all of the Shares pursuant to this subsection, (i) the Purchaser (or his estate) shall
                                         -
be entitled to retain any Shares which will not be acquired by Holding or the CD&R Fund, subject to all of the provisions of this Agreement (including without limitation Section 4) and (ii) if the Purchaser's active employment with Holding
                           --
and each of its Subsidiaries that employs the Purchaser is terminated (A) by
                                                                       -
such employer or employers without Cause, (B) by the Purchaser by Retirement at
                                           -
Normal Retirement Age, (C) by reason of the Disability or death of the Purchaser
                        -
or (D) by the Purchaser for Good Reason, then on notice from the Purchaser (or
    -
his estate) in writing and delivered to Holding within 30 days following the earlier of (i) the last day of the Second Option Period and (ii) the date the
            -                                                --
CD&R Fund delivers written notice to the Purchaser indicating whether the CD&R Fund will exercise its option to purchase any of the Shares, Holding shall purchase all (but not less than all) of the Shares then held by the Purchaser

(or his estate). All purchases pursuant to this Section 6(a) by Holding or the CD&R Fund shall be for a purchase price and in the manner prescribed by Section 7 hereof.

          (b)  Unforeseen Personal Hardship.  In the event that the Purchaser,
               ----------------------------
while in the employment of Holding or one of its Subsidiaries, experiences Unforeseen Personal Hardship, the Holding Board will carefully consider any request by the Purchaser that Holding repurchase the Purchaser's Shares at a price determined in accordance with Section 7 hereof, but Holding shall have no obligation to repurchase such Shares. The Holding Board shall consider such request with respect to Unforeseen Personal Hardship as soon as practicable after receipt by Holding of a written request by the Purchaser, such request to include sufficient details of the Purchaser's Unforeseen Personal Hardship to permit the Holding Board to review the request and the circumstances in an informed manner.

          (c)  Certain Definitions.  As used in this Agreement the following
               -------------------
terms shall have the following meanings:

          (i)   "Cause" shall have the meaning assigned to such term in the
                 -----
Employment Agreement.

          (ii)  "Good Reason" shall have the meaning assigned to such term in
                 -----------
the Employment Agreement.

          (iii) "Disability" shall have the meaning assigned to such term in the
                ----------
Employment Agreement.

          (iv)  "Retirement at Normal Retirement Age" shall mean retirement from
                 -----------------------------------
employment with Holding and any Subsidiary thereof that employs the Purchaser at age 65 or later.

          (v)   "Unforeseen Personal Hardship" shall mean financial hardship
                 ----------------------------
arising from (x) extraordinary medical expenses or other expenses directly
              -
related to illness or disability of the Purchaser, a member of the Purchaser's immediate family or one of the Purchaser's parents or (y) payments necessary or
                                                       -
required to prevent the eviction of the Purchaser from the Purchaser's principal residence or foreclosure on the mortgage on that residence. The Holding Board's reasoned and good faith determination of Unforeseen Personal Hardship shall be binding on Holding and the Purchaser.

          (d)  Notice of Termination.  Holding shall give written notice of any
               ---------------------
termination of the Purchaser's employment to the CD&R Fund, except that if such termination (if other than as a result of death) is by the Purchaser, the Purchaser shall give written notice of such termination to Holding and Holding shall give written notice of such termination to the CD&R Fund.

          (e)  Public Offering.  In the event that a Public Offering has been
               ---------------
consummated, neither Holding nor the CD&R Fund shall have any right to purchase the Shares pursuant to this Section 6 and this Section 6 shall not apply to a sale as part of the Public Offering.

          7.  Determination of the Purchase Price; Manner of Payment.
              ------------------------------------------------------

          (a)  Purchase Price.  (i) For the purposes of any purchase of the
               --------------
Shares pursuant to Section 6, and subject to Section 11(c), the purchase price per Share to be paid to the Purchaser (or his estate) for each Share (the "Purchase Price") shall be the Fair Market Value (determined in accordance with
---------------
paragraph (ii) below) of such Share as of the effective date of the termination of employment or determination of financial hardship, as the case may be, that gives rise to the right or obligation to repurchase (such date, the "Determination Date"), provided that if the Purchaser's employment is terminated
-------------------    --------
by Holding or any Subsidiary thereof that employs the Purchaser for Cause, the Purchase Price for such Shares shall be the lesser of (i) the Fair Market Value
                                                       -
of such Shares as of the effective date of such termination of employment and
(ii) the price at which the Purchaser purchased such Shares from Holding.
---

          (ii) Whenever determination of the Fair Market Value of the Shares is required to be determined under the terms of this Agreement, such Fair Market Value shall be such amount as is determined in good faith by the Holding Board in accordance with this subsection (ii). In making a determination of Fair Market Value, the Holding Board shall give due consideration to such factors as it deems appropriate, provided that such factors shall include, without limitation, the earnings and certain other financial and operating information of Holding and its Subsidiaries in recent periods, the potential value of Holding and its Subsidiaries as a whole, the future prospects of Holding and its Subsidiaries and the industries in which they compete, the history and management of Holding and its Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of Holding and its Subsidiaries and the Applicable Share Valuation (as defined below). The determination of Fair Market Value will not give effect to any restrictions on transfer of the Shares or the fact that such Shares would represent a minority interest in Holding. For purposes of this Agreement, the term "Applicable Share Valuation" shall mean the annual valuation
                     --------------------------
of the Common Stock performed as of the last day of the last fiscal year of Holding ending prior to the Determination Date by an independent valuation firm chosen by the Holding Board, except that, in the case of a Determination Date occurring during the fourth fiscal quarter of any fiscal year of Holding beginning with the fourth quarter of the 1998 fiscal year of Holding, the term "Applicable Share Valuation" shall mean the annual valuation of the Common Stock performed as of the last day of such fourth fiscal quarter by an independent valuation firm chosen by the Holding Board. Such annual valuations shall be performed as promptly as practicable following the end of each fiscal year of Holding, beginning with the 1998 fiscal year of Holding. The Fair Market Value as reasonably determined in good faith by the Holding Board and in the absence of fraud shall be binding and conclusive upon all parties hereto and the CD&R Fund. If Holding subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, or combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares after the Holding Board shall have determined the Purchase Price for the Shares (without taking into consideration such subdivision or combination) and prior to the consummation of the purchase, the Purchase Price (including any minimum or maximum Purchase Price specified herein or in effect as a result of a prior adjustment) shall be appropriately adjusted to reflect such subdivision or combination and the Holding Board's determination as to any such adjustment shall be binding and conclusive on all parties hereto and the CD&R Fund.

          (b)  Closing of Purchase; Payment of Purchase Price.  Subject to
               ----------------------------------------------
Section 11, the closing of a purchase pursuant to this Section 6 shall take place at the principal office of Holding on the tenth business day following whichever of the following is applicable: (i) the receipt by the Purchaser (or
                                            -
his estate) of the notice of Holding or the CD&R Fund, as the case may be, of its exercise of its option to purchase any of the Shares pursuant to Section 6(a) or (ii) Holding's receipt of notice from the Purchaser (or his estate)
         --
requiring Holding to purchase all of the Shares pursuant to Section 6(a) or
(iii) the Holding Board's determination (which shall be delivered to the
 ---
Purchaser) that Holding is authorized to purchase Shares as a result of Unforeseen Personal Hardship pursuant to Section 6(b). At the closing, (i)
                                                                         -
subject to the proviso below, Holding or the CD&R Fund, as the case may be, shall pay to the Purchaser (or his estate) cash or immediately available funds in an amount equal to the Purchase Price and (ii) the Purchaser (or his estate)
                                              --
shall deliver to Holding such certificates or other instruments representing the Shares so purchased, appropriately endorsed by the Purchaser (or his estate), as Holding may reasonably require; provided, however, that if the Determination Date occurs during the first or last fiscal quarter of any fiscal year of Holding, Holding or the CD&R Fund, as the case may be, may elect to pay the Purchase Price in two installments. In any such event, (i) at the closing of
                                                         -
the purchase of the Shares, Holding or the CD&R Fund, as the case may be, shall pay to the Purchaser (or his estate) an amount (the "First Installment Amount")
                                                     ------------------------
equal to 80% of the Fair Market Value of the Shares, determined pursuant to
Section 7(a) hereof on the basis of the most
recent available valuation of the Shares, and (ii) no later than the tenth
                                               --
business day following receipt by Holding of the Applicable Share Valuation, Holding or the CD&R Fund, as the case may be, shall pay an additional amount to the Purchaser (or his estate) equal to the sum of (1) the excess (the "Excess
                                                   -                   ------
Payment"), if any, of (A) the Purchase Price for the Shares, over (B)
-------                -                                           -
the First Installment Amount and (2) interest on the Excess Payment for the
                                  -
period commencing on the closing date of the purchase of the Shares and ending on the date of payment of such additional amount pursuant to this clause (ii) at the average annual cost to Holding and its Subsidiaries of its bank indebtedness obligations outstanding during such period or, if there are no such obligations outstanding, one percentage point greater than the average annual prime rate charged during such period by The Chase Manhattan Bank ("Chase Bank") or such
                                                         ----------
other nationally recognized bank designated by Holding.

          (c)  Application of the Purchase Price to Certain Loans.  The
               --------------------------------------------------
Purchaser agrees that Holding and the CD&R Fund shall be entitled to apply any amounts to be paid by Holding or the CD&R Fund, as the case may be, to repurchase Shares pursuant to Section 5 or 6 hereof to discharge any indebtedness of the Purchaser to Holding or any Subsidiary thereof, including, without limitation, indebtedness of the Purchaser incurred to purchase the Shares or indebtedness to a third party that is guaranteed by Holding or any such Subsidiary.

          8.  Drag-Along Rights.
              -----------------

          (a)  Drag-Along Notice.  If the CD&R Fund intends to effect a sale of
               -----------------
51% or more of its shares of common stock of Holding to a third party (a "Third
                                                                          -----
Party Buyer") and the CD&R Fund elects to exercise its rights under this Section
-----------
8, the CD&R Fund shall deliver written notice (a "Drag-Along Notice") to the
                                                  -----------------
Purchaser, which notice shall (a) state (i) that the CD&R Fund wishes to
                               -         -
exercise its rights under this Section 8 with respect to such sale, (ii) the
                                                                     --
name and address of the Third Party Buyer, (iii) the per share amount and form
                                            ---
of consideration the CD&R Fund proposes to receive for its shares of common stock of Holding and (iv) the terms and conditions of payment of such
                      --
consideration and all other material terms and conditions of such sale, (b)
                                                                         -
contain an offer (the "Drag-Along Offer") by the Third Party Buyer to purchase
                       ----------------
from the Purchaser a percentage of his Shares equal to the percentage of the shares of common stock of Holding owned by the CD&R Fund that are to be sold to the Third Party Buyer (such percentage, the "Applicable Percentage") on and
                                             ---------------------
subject to the same terms and conditions offered to the CD&R Fund and (c) state
                                                                       -
the anticipated time and place of the closing of the purchase and sale of the Applicable Percentage of the Shares (a "Section 8 Closing"), which (subject to
                                        -----------------
such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Drag-Along Notice is delivered, provided
--------
that if such Section 8 Closing shall not occur prior to the expiration of such 90-day period, the CD&R Fund shall be entitled to deliver additional Drag-Along Notices with respect to such Drag-Along Offer.

          (b)  Conditions to Drag-Along.  Upon delivery of a Drag-Along Notice,
               ------------------------
the Purchaser shall have the obligation to transfer the Applicable Percentage of the Purchaser's Shares pursuant to the Drag-Along Offer, as the same may be modified from time to time, provided that the CD&R Fund transfers the Applicable
                            --------
Percentage of its shares of common stock of Holding to the Third Party Buyer at the Section 8 Closing. Within 10 days of receipt of the Drag-Along Notice, the Purchaser shall (i) execute and deliver to the CD&R Fund a power of attorney and
                 -
a letter of transmittal and custody agreement appointing, and in form and substance reasonably satisfactory to, the CD&R Fund or one or more of its affiliates designated by the CD&R Fund (the "Custodian"), the true and lawful
                                             ---------
attorney-in-fact and custodian for the Purchaser, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable Percentage of the Shares to the Third Party Buyer, upon receipt of the purchase price therefor at the Section 8 Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the CD&R Fund also so
                                      --------
consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its shares of common stock of Holding on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to the Custodian
                                                --
certificates representing the Applicable Percentage of the Shares, together with all necessary duly executed stock powers. The Custodian shall hold the Applicable Percentage of the Shares and other documents in trust for the Purchaser pending completion or abandonment of such sale. If, within 90 days after the CD&R Fund delivers the Drag-Along Notice, the CD&R Fund has not completed the sale of the Applicable Percentage of the Shares and of its shares of common stock of Holding to the Third Party Buyer and another Drag-Along Notice with respect to such Drag-Along Offer has not been sent to the Purchaser, the Custodian shall return to the Purchaser all certificates representing the Applicable Percentage of the Shares and all other documents that the Purchaser delivered in connection with such sale. Promptly after the Section 8 Closing, the Custodian shall give notice thereof to the Purchaser, shall remit to the Purchaser the total consideration for the Applicable Percentage of the Shares sold pursuant thereto (reduced by any required withholding or other similar taxes and by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement and a pro rata portion of any expenses incurred in connection with such sale), and shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may reasonably be requested by the Purchaser.

          (c)  Reincorporation, Merger, Etc.  If the CD&R Fund shall determine
               -----------------------------
that Holding should reincorporate in another jurisdiction, merge with or into another entity, transfer substantially all of its assets to another entity or participate in any other corporate reorganization or readjustment (any such transaction a "Reorganization"), Purchaser shall take such actions as may be
               --------------
requested by Holding to effect such a Reorganization; provided that Purchaser
                                                      --------
shall not be required to take such actions unless Purchaser's proportionate interest in the assets and earnings of any entity that results from such Reorganization is the same (except for de minimis differences) as such Purchaser's interest in the assets and earnings of Holding immediately prior to such Reorganization.

          (d) Remedies.  The Purchaser acknowledges that the CD&R Fund would be
              --------
irreparably damaged in the event of a breach or a threatened breach by the Purchaser of any of its obligations under this Section 8 and the Purchaser agrees that, in the event of a breach or a threatened breach by the Purchaser of any such obligation, the CD&R Fund shall, in addition to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by the Purchaser of its obligations under this
Section 8. In the event that the CD&R Fund shall file suit to enforce the covenants contained in this Section 8 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorneys' fees and expenses. In the event that, following a breach or a threatened breach by the Purchaser of the provisions of this Section 8, the CD&R Fund does not obtain an injunction granting it specific performance of the Purchaser's obligations under this Section 8 in connection with such proposed sale prior to the time the CD&R Fund completes the sale of the Applicable Percentage of its shares of common stock of Holding or, in its sole discretion, abandons such sale, then Holding shall have the option to purchase all of the Shares from the Purchaser at a purchase price per Share equal to the price at which the Purchaser purchased such shares of Common Stock from Holding or, if less, the per share consideration payable pursuant to the Drag-Along Offer. Upon notification by Holding to the Purchaser of Holding's decision to purchase such Shares, including the price to be paid therefor, the sale and transfer to Holding shall be considered complete and ownership of such Shares shall pass to Holding.

          (e) Public Offering.  In the event that a Public Offering has been
              ---------------
consummated, the provisions of this Section 8 shall terminate and cease to have further effect.

          9.  Representations and Warranties of Holding.  Holding represents and
              -----------------------------------------
warrants to the Purchaser that (a) Holding has been duly incorporated and
                                -
validly exists under the laws of Luxembourg, (b) this Agreement has been duly
                                              -
authorized, executed and delivered by Holding and constitutes a valid and legally binding obligation of Holding enforceable against Holding in accordance with its terms and (c) the Shares, when issued, delivered and paid for in
                    -
accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby.

          10.  Covenants of Holding.
               --------------------

          (a)  Rule 144.  Holding agrees that at all times after it has filed a
               --------
registration statement after the date hereof pursuant to the requirements of the Securities Act or Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to any class of equity securities of Holding
      ------------
(other than (i) the registration of equity securities of Holding and/or options
             -
or interests in respect thereof to be offered primarily to directors and/or members of management or employees, sales agents or similar representatives of Holding or its Subsidiaries, or directors or senior executives of corporations in which entities managed or sponsored by Clayton, Dubilier & Rice, Inc. ("CD&R") have made equity investments and/or other persons with whom CD&R has
  ----
consulting or other advisory relationships, or (ii) the registration of equity
                                                --
securities and/or options or other interests in respect thereof solely on Form S-4 or S-8 or any successor form), it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if Holding is not required to file such reports, it will, upon the request of the Purchaser, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule
                                                     -
may be amended from time to time, or (ii) any successor rule or regulation
                                      --
hereafter adopted by the Commission.

          (b)  State and Non-U.S. Securities Laws.  Holding agrees to use its
               ----------------------------------
best efforts to comply with all state securities or "blue sky" laws and foreign securities laws, if any, applicable to the sale of the Shares to the Purchaser, provided that Holding shall not be obligated to qualify or register the Shares
--------
under any such law or to qualify as a foreign corporation or file any consent to service of process under the laws of any jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

          11.  Certain Restrictions on Repurchases.
               -----------------------------------

          (a)  Financing Agreements, etc.  Notwithstanding any other provision
               -------------------------
of this Agreement, Holding shall not be obligated or permitted to repurchase any Shares from the Purchaser if (i) such repurchase would result in a violation of
                              -
the terms or provisions of, or result in a default or an event of default by Holding or any of its Subsidiaries under, (A) the Credit Agreement, dated as of
                                           -
April 30, 1998 (the "Credit Agreement"), among JCI, the other borrowers thereto,
                     ----------------
Credit Suisse First Boston, as administrative agent, and the lenders party thereto from time to time, (B) the Indenture, dated as of April 30, 1998, among
                            -
JCI, the other borrowers thereto and guarantors thereof, and State Street Bank and Trust Company, as trustee (the "Indenture") or (C) any other guarantee,
                                    ---------       -
financing or security agreement or document entered into (I) by Holding or any
                                                          -
Subsidiary thereof prior to the closing date of the Acquisition that remains outstanding in any part on or after such closing date, (II) by Holding or any
                                                        --
such Subsidiary in connection with the Acquisition, or the financing of the Acquisition or (III) otherwise from time to time in connection with the
                ---
operations of Holding or its Subsidiaries (the Credit Agreement, the Indenture and such other agreements and documents, as each may be amended, modified or supplemented from time to time, are referred to herein as the "Financing
                                                               ---------
Agreements"), in each case as the same may be amended, modified or supplemented
----------
from time to time, (ii) such repurchase would violate any of the terms or
                    --
provisions of the Articles of Incorporation of Holding or the laws of Luxembourg or (iii) Holding has no funds legally available therefor under the laws of
    ---
Luxembourg.

          (b)  Delay of Repurchase.  In the event that the repurchase of any of
               -------------------
the Shares by Holding otherwise permitted or required under Section 6(a) is prevented solely by the terms of Section 11(a), Holding shall provide written notice thereof to the Purchaser and (i) such repurchase will be postponed and
                                     -
will take place without the application of further conditions or impediments (other than as set forth in Section 7 hereof or in this Section 11) at the first opportunity thereafter when Holding has funds legally available therefor and when such repurchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Articles of Incorporation of Holding or any law of Luxembourg and (ii) such repurchase obligation shall rank against other similar repurchase
     --
obligations with respect to shares of Common Stock or options in respect thereof according to priority in time of the effective date of the termination of employment or, if applicable, determination of financial hardship giving rise to such repurchase obligation; provided that (A) repurchase obligations arising pursuant to the exercise of a
      -
Purchaser's right to require a repurchase under Section 6(a) and repurchase obligations arising under Section 6(b) by reason of an approved financial hardship shall take precedence over repurchase obligations arising pursuant to Holding's exercise of its right to repurchase the Shares under Section 6(a) (unless the Purchaser had given written notice to Holding of such Purchaser's intent to require Holding to repurchase the Shares under Section 6(a) in the event that Holding does not exercise its right to do so, in which case, solely for purposes of this clause (A), such repurchase shall be treated as pursuant to such right of the Purchaser) and (B) repurchase obligations as to which a
                                     -
common date determines priority shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above. In the event that the repurchase of any of the Shares by Holding otherwise required under
Section 6(a) is prevented by reason of clause (iii) of Section 11(a), and a Subsidiary of Holding has cash and legally available distributable reserves sufficient to enable Holding to effect such repurchase (and the distribution of such cash can be accomplished without the imposition of any withholding or other tax or other cost and without adversely affecting the business affairs of such Subsidiary) so that such repurchase would not be prevented by reason of such clause (iii), Holding will use commercially reasonable efforts to cause such Subsidiary to so distribute such funds, subject in all cases to any restrictions or other limitations in any of the Financing Agreements.

          (c)  Purchase Price Adjustment.  In the event that a repurchase of
               -------------------------
Shares from the Purchaser is delayed pursuant to this Section 11, the purchase price per Share when the repurchase of such Shares eventually takes place as contemplated by Section 11(b) shall be equal to the Purchase Price per Share determined under Section 7 as of the date of the termination or determination of financial hardship giving rise to such repurchase, increased by interest on such Purchase Price for the period from the date such repurchase would have taken place but for a delay of such repurchase pursuant to Section 11(a) to the date on which the repurchase actually takes place (the "Delay Period"), at an annual
                                                   ------------
rate of interest equal to the average annual cost to Holding and its Subsidiaries of its bank indebtedness obligations outstanding during the Delay Period or, if there are no such obligations outstanding, one percentage point greater than the average annual prime rate charged during the Delay Period by Chase Bank or such other nationally recognized bank designated by Holding.

          12.  Miscellaneous.
               -------------

          (a)  Notices.  All notices and other communications required or
               -------
permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to Holding, the CD&R Fund or the Purchaser, as the case may be, at the following addresses or to such other address as Holding, the CD&R Fund or the Purchaser, as the case may be, shall specify by notice to the others:

          (i)  if to Holding, to Holding at:

               CDRJ Investments (Lux) S.A.
               10 rue Antoine Jans
               L-1820 Luxembourg
               Luxembourg
               Attention: Secretary of the Advisory Committee
               ---------

               with a copy to:

               Jafra Cosmetics International, Inc.
               2451 Townsgate Road
               Westlake Village, California 91361
               Attention: General Counsel
               ---------

         (ii) if to the Purchaser, to the Purchaser at the address set forth on the signature page hereof, with a copy to:

               Stephan G. Bachelder & Associates, P.A.
               22 Free Street
               Portland, Maine 04101
               Attention:  Stephan G. Bachelder, Esq.
               ---------

        (iii)  if to the CD&R Fund, to:

               Clayton, Dubilier & Rice Fund V
                 Limited Partnership
               Foulkstone Plaza, Suite 102
               1403 Foulk Road
               Wilmington, Delaware 19803
               Attention: Joseph L. Rice, III
               ---------

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

          Clayton, Dubilier & Rice, Inc.
          375 Park Avenue
          New York, New York  10152
          Attention: Donald J. Gogel
          ---------

          and

          Debevoise & Plimpton
          875 Third Avenue
          New York, New York  10022
          Attention: Paul S. Bird, Esq.
          ---------

The CD&R Fund also shall be given a copy of any notice or other communication between the Purchaser and Holding under this Agreement at its address as set forth above.

          (b)  Binding Effect; Benefits.  This Agreement shall be binding upon
               ------------------------
the parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to this Agreement, the CD&R Fund and their respective successors and assigns. Except as provided in Sections 4 through 8, inclusive, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the CD&R Fund or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c)  Waiver; Amendment.
               -----------------

          (i)  Waiver.  Any party hereto or beneficiary hereof may by written
               ------
     notice to the other parties (A) extend the time for the performance of any
                                  -
     of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of
                 -
     the other parties contained in this Agreement and (C) waive or modify
                                                        -
     performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provisions of Sections 4 through
                --------
     8, inclusive, must be consented to in writing by the CD&R Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

         (ii) Amendment.  This Agreement may not be amended, modified or
              ---------
     supplemented orally, but only by a written instrument executed by the Purchaser and Holding, and, in the case of any amendment, modification or supplement to or affecting any of Sections 4 through 8, inclusive, or that adversely affects the rights of the CD&R Fund hereunder, consented to by the CD&R Fund in writing. The parties hereto acknowledge that Holding's consent to an amendment or modification of this Agreement may be subject to the terms and provisions of the Financing Agreements.

          (d)  Assignability.  Except as provided herein, neither this Agreement
               -------------
nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Holding or the Purchaser without the prior written consent of the other party hereto and the CD&R Fund; provided that this
                                                     --------
Agreement and the rights, remedies, obligations and liabilities of Holding shall be assignable by holding to any Successor of Holding. Holding and the CD&R Fund may assign from time to time all or any portion of its rights under Sections 4 through 8 hereof to one or more Affiliates designated by it.

          (e)  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS WHICH WOULD REQUIRE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

          (f)  Jurisdiction.  The Purchaser hereby irrevocably and
               ------------
unconditionally submits, for him or her self and his or her property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out or of relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that Holding may otherwise have to bring any action or proceeding relating to this Agreement against the Purchaser or his or her properties in the courts of any jurisdiction. The Purchaser hereby irrevocably and unconditionally waives, to the fullest extent he or she may legally and effectively do so, any objection that he or she may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (g)  Incorporation into Earlier Agreement.  Changes and additions made
               ------------------------------------
to the last sentence of Section 7(b), the last sentence of Section 8(d) and
Section 12(f) hereof, shall be deemed to be incorporated in their entirety into the Management Stock Subscription Agreements previously executed on April 30, 1998 by Messrs. Clark, Rubio and Mason, as if fully set forth therein.

          (h)  Section and Other Headings, etc.  The section and other headings
               -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (i)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          (j)  Certain Definitions.
               -------------------

          "Affiliate":  with respect to any Person, means any other Person that,
           ---------
directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with the first Person, including but not limited to a Subsidiary of the first Person, a Person of which the first Person is a Subsidiary, or another Subsidiary of a Person of which the first Person is also a Subsidiary.

          "Control":  with respect to any Person, means the possession, directly
           -------
or indirectly, severally or jointly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          "Person":  any natural person, firm, partnership, limited liability
           ------
company, association, corporation, company, trust, business trust, governmental authority or other entity.

          "Subsidiary":  with respect to any Person, each corporation or other
           ----------
Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such corporation or other Person.

          "Successor":  of a Person means a Person that succeeds to the first
           ---------
Person's assets and liabilities by merger, liquidation, dissolution or otherwise by operation of law, or a Person to which all or substantially all the assets and/or business of the first Person are transferred.

          IN WITNESS WHEREOF, Holding and the Purchaser have executed this Agreement as of the date first above written.

                         CDRJ INVESTMENTS (LUX) S.A.


                         By:___________________________________________
                            Name:
                            Title:


                         THE PURCHASER:

                         Name



                         By:___________________________________________
                              as Attorney-in-Fact
                              Name:


                         Address of the Purchaser:

                              Address



Total Number of Shares
of Common Stock of
CDRJ Investments (Lux) S.A.
(RC Luxembourg B 63 119)
to be Purchased:              Shares


Total Cash Purchase
Price:                        $Share Amount